UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

AngioDynamics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York 12804
(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

On March 27, 2007, AngioDynamics, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99, announcing its financial results for the thirteen-weeks ended March 3, 2007 and that it will hold a conference call, which will also be webcast live, to review its financial results. The release also provides an overview of certain financial results for the thirteen-weeks ended March 3, 2007.

Forward-Looking Statements

This document and its attachments include “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “predict,” “project,” “might,” “expect,” “believe,” “anticipate,” “plan,” “intend,” “potential,” “could,” “would,” “should,” “estimate,” “seek,” “continue,” “pursue,” or “our future success depends,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of the Company. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in the Company’s reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended June 3, 2006 and Form 10-Q for the period ended December 2, 2006: financial community and rating agency perceptions of the Company; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into the Company’s operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99	Press Release dated March 27, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: March 27, 2007	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated March 27, 2007.